ING Equity Trust

ING LargeCap Value Fund

Supplement dated April 15, 2008 to the

Class A, Class B, Class C and Class M Prospectus,

Class I and Class Q Prospectus and

Class A, Class B, Class C, Class I, Class M,

and Class Q Statement of  Additional Information (“SAI”)

each dated September 28, 2007

and Class W Prospectus and Class W SAI

each dated December 17, 2007

ING LargeCap Value Fund

1.             On March 27, 2008, the Board of Trustees of ING Equity Trust approved the closure of Class W shares of ING LargeCap Value Fund. All references to ING LargeCap Value Fund Class W shares are hereby deleted in its entirety.

2.             On March 27, 2008, the Board of Trustees of ING Equity Trust approved a proposal to reorganize ING LargeCapValue Fund into the following “Surviving Portfolio” (“Reorganization”) as follows:

Disappearing Portfolio	Surviving Portfolio
ING LargeCap Value Fund	ING Value Choice Fund

The proposed Reorganization is subject to approval by shareholders of ING LargeCap Value Fund.  If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place during the third quarter of 2008, it is expected that the Reorganization shall close on or about September 6, 2008, or such other date as the parties to the Reorganization may agree, at 4:00 p.m. Eastern Time (the “Closing Date”). Shareholders of ING LargeCap Value Fund will be notified if the Reorganization is not approved.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE